                                 Exhibit 99.1

                                ABS Term Sheet
                                --------------



                             [Begins on Next Page]

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                                                                   July 19, 2000
--------------------------------------------------------------------------------
               Perliminary Structural and Collateral Term Sheet
--------------------------------------------------------------------------------

               $164,442,000 (approximate) of Senior Certificates
               First Horizon Asset Securities, Inc., Depositor
            First Horizon Mortgage Pass-Through Trust Series 2000-3

--------------------------------------------------------------------------------
                          Features of the Transaction
--------------------------------------------------------------------------------
 .    Offering consists of $164,442,000 of senior securities with a Certificate
     Interest Rate of 7.75% expected to be rated AAA by S&P and Fitch.
 .    The expected amount of credit support for the senior certificates is 4.25%
     in the form of subordination with a shifting interest structure and a five year prepayment lockout.
 .    All collateral consists of single family, 29-year to 30-year, fixed-rate residential, first mortgages originated or acquired by First Horizon.
 .    Not less than 96% of all mortgage loans with original loan-to-value ratios greater than 80% have private mortgage insurance.
 .    The amount of senior certificates is approximate and may vary by up to 5%.

--------------------------------------------------------------------------------
                 Preliminary Mortgage Pool Data (approximate)
--------------------------------------------------------------------------------
Total Outstanding Principal Balance:                               $173,832,951
Number of Mortgage Loans:                                                   484
Average Principal Balance of the Mortgage Loans:                   $    359,159
Weighted Average Annual Mortgage Interest Rate:                            8.29%
Expected Servicing Fees for the Mortgage Loans
(including Trustee Fee):                                                   0.25%
Weighted Average Maturity:                                                  356
Weighted Average Seasoning:                                                   4
Weighted Average Original Loan-To-Value Ratio:                               78%
Owner Occupied:                                                              95%
Originated Under the Full or Alternative
Documentation Program:                                                       99%


Geographic Distribution*:        Type of Dwelling*:

California            20%        Single-Family                        92%
Virginia               8         PUD                                   5
Washington             7         Condominium                           2
Texas                  6         Two-Family                            1
Maryland               6         Total                               100%
Georgia                6
Arizona                5
Colorado               5
Other States          37

*Column totals may not add due to rounding.

--------------------------------------------------------------------------------
                                   Key Terms
--------------------------------------------------------------------------------
Issuer:                           First Horizon Mortgage Pass-
                                  Through Trust 2000-3

Underwriters:                     Goldman, Sachs & Co.

                                  First Tennessee Securities Corp.

Depositor/Servicer:               First Horizon Asset Securities, Inc.
                                  ("FHASI")

Trustee:                          Bank of New York

Type of Issuance:                 Public

Servicer Advancing:               Yes, subject to recoverability

Compensating Interest:            Yes, to the extent of 1/12/th/ of 0.10% of
                                  the Pool Scheduled Principal Balance for such Distribution Date

Legal Investment:                 The senior certificates are SMMEA
                                  eligible at settlement

Interest Accrual:                 Prior calendar month

Clean Up Call:                    10% of the Cut-off Date principal
                                  balance of the Mortgage Loans

ERISA Eligible:                   Underwriter's exemption may apply to
                                  senior certificates, however prospective purchasers should consult their own counsel

Tax Treatment:                    Single REMIC; senior certificates are
                                  regular interests

Structure:                        Senior/Subordinate; shifting interest
                                  with a five year prepayment lockout to
                                  junior certificates

Expected Subordination:           4.25%

Expected Rating Agencies:         Fitch IBCA, Inc. ("Fitch") and
                                  Standard & Poor's ("S&P").

Minimum Denomination:             Senior certificates** - $25,000
                                  Retail certificates - $1,000

Delivery:                         Senior certificates - DTC

**other than retail

--------------------------------------------------------------------------------
                                  Time Table
--------------------------------------------------------------------------------
Expected Settlement:                                            July 26, 2000
Cut-off Date:                                                    July 1, 2000
First Distribution Date:                                      August 25, 2000
Distribution Date:                                25/th/ or next business day



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

                                       1